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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COINMACH LAUNDRY CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                         SUPPLEMENT TO PROXY STATEMENT
                        OF COINMACH LAUNDRY CORPORATION
                              DATED JULY 10, 1998



          This Supplement (the "Supplement") to the Proxy Statement dated June 19, 1998 (the "Proxy Statement") of Coinmach Laundry Corporation, a Delaware corporation (the "Company"), is being furnished to the holders (the "Class A Stockholders") of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors and management of the Company for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held on July 28, 1998 and at any postponements or adjournments thereof.

          This Supplement contains information with respect to a new proposal to be considered and voted upon at the Annual Meeting to amend the Company's Third Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's Class B Non-Voting Common Stock (the "Non-Voting Common Stock") from 1,000,000 shares to 10,000,000 shares (the "Charter Amendment Proposal"). The Charter Amendment Proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Non-Voting Common Stock (the "Class B Stockholders"), voting seperately as a class.

          The following information supplements and should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement have the respective meanings ascribed to them in the Proxy Statement. Please read this Supplement carefully.

          The date of this Supplement is July 10, 1998. This Supplement is being mailed to Stockholders on or about July 13, 1998.


                         THE CHARTER AMENDMENT PROPOSAL

          The Board of Directors unanimously adopted a resolution approving and recommending to the Class A Stockholders and the Class B Stockholders (together, the "Stockholders") for their adoption and approval an amendment to ARTICLE FOUR, Section 1 of the Company's Third Amended and Restated Certificate of Incorporation, as amended. This amendment (the "Charter Amendment") would increase the number of authorized shares of the Company's Non-Voting Common Stock from 1,000,000 shares to 10,000,000 shares. The additional shares of Non-Voting Common Stock for which authorization is sought would be a part of the existing class of Non-Voting Common Stock and, if and when issued by the Board of


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Directors in its discretion for any proper corporate purpose, would have the same rights and privileges as the shares of Non-Voting Common Stock currently outstanding. These additional shares could be issued without further action by Stockholders, unless required by applicable law or the rules of any stock exchange on which such shares may be listed.

          The Class B Stockholders have adopted and approved the Charter Amendment by unanimous written consent. Except in certain circumstances, the Class B Stockholders ordinarily have no right to vote on any matters to be voted on by the Class A Stockholders. However, because the Charter Amendment seeks to increase the number of authorized shares of Non-Voting Common Stock, Section 242 of the Delaware General Corporation Law requires that such Charter Amendment be approved by the affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock.

          The Board of Directors believes that the increase in the number of shares of authorized Non-Voting Common Stock will be advantageous to the Company and its Stockholders because it will provide the Company with added flexibility in executing financings, acquisitions, stock dividends and distributions and other transactions involving the use of stock, without the expense and delay of a special Stockholders' meeting for each such issuance.

          The Company currently has no commitments or arrangements with respect to the issuance of any of the proposed additional shares of Non-Voting Common Stock. However, the Company regularly evaluates its capital structure and, subject to favorable market conditions and satisfactory terms or arrangements with potential investors, is considering, among other things, the possibility of issuing securities, including but not limited to, the issuance of Non-Voting Common Stock or securities that would be convertible into shares of Non-Voting Common Stock. There can be no assurance that the Company will determine to proceed with any such transaction.

          Except as required by applicable law, holders of Non-Voting Common Stock are not entitled to vote in the election of directors or on any other matters submitted to a vote of Class A Stockholders. Except for (i) restrictions on voting, (ii) the manner in which dividends are paid, and (iii) the ability to convert Non-Voting Common Stock into Common Stock, the Non-Voting Common Stock is identical to the Common Stock. Class B Stockholders do not have any preemptive rights.

          As of June 5, 1998, 480,648 of the 1,000,000 shares of Non-Voting Common Stock currently authorized were issued and outstanding and no shares of Non-Voting Common Stock were reserved for issuance.

          Although the Board has no present intention of doing so, the Company's authorized but unissued Non-Voting Common Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The Company is not aware of any pending effort to obtain Control of the Company.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

                                      -2-
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                                    PROXIES

          Please sign and date the enclosed proxy card, which includes (i) the proposals listed on the proxy card mailed previously with the Proxy Statement and (ii) the Charter Amendment Proposal, and return it promptly in the accompanying postage-paid envelope. This card contains all the proposals to be considered and voted upon at the Annual Meeting. Even if you already have completed and sent in the proxy card previously sent to you, please complete and send in the enclosed proxy card, as it contains the Charter Amendment Proposal. The execution and delivery of the enclosed proxy card revokes any previous proxy card you may have sent in with respect to voting at the Annual Meeting. Please make sure to complete the enclosed proxy card in its entirety. If you leave blank a vote on any proposal, such proposal will be voted in accordance with the instructions on the reverse of the enclosed proxy card. Additional proxy cards and additional copies of the Proxy Statement may be obtained by any Stockholder by written or oral request from the Company at Coinmach Laundry Corporation, 55 Lumber Road, Roslyn, New York 11576, Attention: Corporate Secretary, Telephone No. (516) 484-2300.

                                      -3-
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                         COINMACH LAUNDRY CORPORATION

                             CLASS A COMMON STOCK

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS - JULY 28, 1998

        The undersigned hereby appoints Stephen R. Kerrigan and Robert M. Doyle, or any one or more of them, each with full power of substitution, the proxy or proxies for and in the name of the undersigned, to vote the shares of Class A Common Stock, par value $.01 per share, of Coinmach Laundry Corporation, a Delaware corporation (the "Corporation"), that the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Stockholders of the Corporation to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Tuesday, July 28, 1998 at 1:00 P.M., local time, and at any adjournment thereof, upon the matters described in (i) the Notice of Annual Meeting of Stockholders and Proxy Statement (the "Proxy Statement"), mailed on or about June 19, 1998, receipt of which is hereby acknowledged, and (ii) the accompanying Supplement To Proxy Statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card, and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy hereto executed by the undersigned to vote at said meeting.

        THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COINMACH LAUNDRY CORPORATION AND WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS HEREON. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" APPROVAL OF THE ADOPTION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN, "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CORPORATION'S THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF THE CORPORATION'S AUTHORIZED CLASS B NON-VOTING COMMON STOCK, PAR VALUE $.01 PER SHARE, FROM 1,000,000 SHARES TO 10,000,000 SHARES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.
                                                COINMACH LAUNDRY CORPORATION
                                                P.O. BOX 11415
                                                NEW YORK, NY  10203-0415


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

The Board of Directors of COINMACH LAUNDRY CORPORATION recommends a vote FOR
Proposals 1, 2, 3 and 4.
1. Election of Directors:   FOR all nominees     WITHHOLD AUTHORITY to vote            FOR all nominees except
                            listed below   [ ]   for all nominees listed below [ ]     as noted below  [ ]

Nominees: Dr. Arthur Laffer, Stephen G. Cerri and James N. Chapman

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT AS LISTED BELOW" BOX AND
WRITE THE NAME/S OF THAT/THOSE NOMINEE/S IN THE SPACE PROVIDED BELOW.)

Exception/s:___________________________________________________      In his discretion, either of the Proxies is authorized
                                                                     to vote and otherwise represent the shares upon such other business as may properly come before the meeting or any
2. Approval of the adoption of the 1998 Employee Stock Purchase      adjournment(s) or postponement(s) thereof.
   Plan
   FOR [ ]       AGAINST [ ]     ABSTAIN [ ]                         [ ] Mark here if you plan to attend the meeting.

3. Ratification of appointment of Ernst & Young LLP as the                       Change of Address and/or
   Corporation's independent auditors for the year ending                        Comments Mark Here [ ]
   March 31, 1999
                                                                               NOTE: Please date and sign this proxy exactly
   FOR [ ]    AGAINST [ ]        ABSTAIN [ ]                                   as your name appears hereon. In case of joint
                                                                               owners, each joint owner should sign. When signing
                                                                               in a fiduciary or representative capacity, please
4. Approval of proposal to amend the Corporation's third                       give your full title. If the proxy is submitted by a
   amended and restated certificate of incorporation to                        corporation or partnership, it should be executed in
   increase the number of the Corporation's authorized                         the full corporation or partnership name by a duly
   Class B Non-Voting  Common Stock, par value $.01 per                        authorized person.
   share, from 1,000,000 shares to 10,000,000 shares.
                                                                               DATED:___________________________, 1998
   FOR [ ]    AGAINST [ ]        ABSTAIN [ ]
                                                                               _______________________________________
                                                                                             SIGNATURE

                                                                               _______________________________________
                                                                                             SIGNATURE

                                                                                VOTES MUST BE INDICATED IN BLACK OR  BLUE INK. FOR
                                                                                EACH PROPOSAL, MARK "X" IN ONLY ONE BOX.

(PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)

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